Exhibit 99.1

Corporate Overview – January 2015
Certain matters being discussed by Local Corporation’s management today include forward looking statements which are made pursuant to the Safe Harbor provisions of section 21-E of the Securities Exchange Act of 1934. Investors are cautioned that statements which are not strictly historical statements, including statements concerning future expected financial performance, management objectives and plans for future operations, our relationships with strategic or other partners, the release of new products or services or enhancements to existing products or services, our expectations regarding potential acquisitions and the future performance of past acquisitions including our ability to realize expected synergies, trends in the market for our current or planned products or services, and market acceptance of our products or services, constitute forward looking statements.
The forward looking statements include, but are not limited to, any statements containing the words “expect”, “anticipate”, “estimates”, “believes”, “should”,  “could”,
“may”, “possibly”, and similar expressions and the negatives thereof. These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company’s filings from time to time with the
Securities and Exchange Commission. The information contained in the forward looking statements is provided as of the date of such oral statements and the company disclaims any obligation to update such statements.
Adjusted EBITDA is defined as net income (loss) excluding: provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock-
based compensation charges; gain or loss on derivatives’ revaluation; net income
(loss) from discontinued operations; LEC receivables reserve; finance-related charges; accrued lease liability/asset; severance charges; and an expense related to a settlement accrual.
Adjusted EBITDA, as defined above, is not a measurement under GAAP. Adjusted
EBITDA is reconciled to net loss and loss per share, which we believe are the most comparable GAAP measures, at the end of this presentation. Management believes that Adjusted EBITDA provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, warrant revaluation charges, and non-recurring charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted EBITDA in evaluating the overall performance of the company’s business operations.
A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted EBITDA in conjunction with
GAAP net loss and loss per share measures. The company believes that
Adjusted EBITDA provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP (as noted above), it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income or earnings per share

Founded/IPO
Ticker
Flagship Site
1999/2004
LOCM (NASDAQ)
Local.com – Top US Site
Headquarters
Employees
Patents
Irvine, CA
~70
13 + applications pending
Reasons to invest
• Owner of large scale premium
commercial intent audience
• Moving into rapidly growing
programmatic market
• Building large captive mobile
phone user base
• Focused on driving profitable
growth and asset value
Corporate Overview – January 2015
Audience
226M
consumers
Reach
3B impressions
per month
Intent
Locally-focused
consumer search
Technology
Patented content
& localization
engine

AUDIENCE
226M consumers
OLD BUSINESS MODEL: NEW BUSINESS MODEL:
Opportunistic short term focus
High revenue concentration risk
Limited innovation
Focus on complex SMB market
Corporate Overview – January 2015
Long term value creation; bottom-line driven
Diverse revenue streams
Rapid, lean product iteration and innovation
Differentiated value propositions
Shift to enterprise advertisers

5 Publisher Partner Network Flagship local search destination White labeled hosted search White labeled hosted directory Display advertising Corporate Overview – January 2015

6 6
3B search queries monthly
42M queries monthly
17M unique users monthly
10M queries monthly
26M mobile subscribers
Soon to = 200M+ global monthly searches
Direct
advertisers
Programmatic
retargeting
Audience
Intention
Behavior
Location
Device
$
Then monetize via direct advertisers and programmatic retargeting
Corporate Overview – January 2015
(500M queries/yr)
(200M queries/yr)

Programmatic Digital Display Spending
in the U.S. (Billions)
Valuation of peers in the space Where we play
Rubicon
$591M (2015)
Pubmatic
~$1B (2013)
Reaches over
$20B by 2016
Admeld
$400M (2011 – Google acquired)
-Business Insider, Nov. 2014
Corporate Overview – January 2015

8 Corporate Overview – January 2015 PROGRAMMATIC WORKFLOW

Advertisers

Quality
controls
DMP platform
First party
search data
Media buying
expertise
Optimization
platform
Smart
segmentation
Publishers
Local’s advantage:
We own our audience.
Corporate Overview – January 2015
= in progress = in place

Preliminary results and guidance as of January 12, 2015. An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 20
Preliminary results
Corporate Overview – January 2015
Full Year 2014
• $82.8M - $83.3M
in revenue
• $5.5M - $5.7M
in net loss
• $2.2M and $2.4M in
Adjusted EBITDA
2015 Guidance
• Revenue between $82M and $86M
• Adjusted EBITDA between
$3M and $4M
Q4 2014
• $16.0M - $16.5M
in revenue
• $200K – Breakeven
in net loss
• $100K - $300K in
Adjusted EBITDA
positive for the 8
th
consecutive quarter

Four drivers of growth
• nQuery carrier expansion
• Network programmatic
media buying
• Programmatic audience
extension
• Expansion of O&O
category pages
Corporate Overview – January 2015
Note: See reconciliation of Adjusted EBITDA to GAAP net income at presentation end

Leadership team
Fred Thiel
Chairman & CEO
Ken Cragun
Chief Financial Officer
Scott Reinke
Chief Legal Officer
Carlos Caponera
Sr. VP O&O
Lori Chavez
VP Marketing
Joe Lindsay
VP Technology
Eric Orrantia
VP Network
Brian Singleton
VP Innovation

Focused on driving profitable
growth and asset value
Owner of large scale premium
commercial intent audience
Moving into rapidly growing
programmatic market
1
2
3
4
Building large captive mobile
phone user base
Corporate Overview – January 2015

Fred Thiel
Chairman & CEO
fred@local.com
Local Corporation | 7555 Irvine Center Drive | Irvine CA 92618 | 949.784.0800 | www.localcorporation.com
Ken Cragun
CFO
kcragun@local.com

Corporate Overview – January 2015

15 Corporate Overview – January 2015

The patent descriptions herein do not constitute the legal opinion or advice of the patent owner or their counsel. The reader is encouraged to seek the advice of their own counsel regarding the scope of any domestic or foreign patents.
Settlement reached
In September, the lawsuit against Fry's
Electronics regarding the infringement of Local's
U.S. patent 7062453, (‘453’) patent, which covers
messaging systems for dynamic networked
commerce architecture, was settled to the mutual
satisfaction of the parties and Fry's Electronics
agreed to license the patent.
Continuing our efforts
with partners to enforce our intellectual property
rights
We believe we have the opportunity
for
strong monetization of our
proven patents.
Corporate Overview – January 2015

•
Improved user experience
•
Scalable template
•
Positive margin upside
•
Expands audience acquisition
•
First of many new verticals include:
– Yellowpages
– Movies
– Homes for sale
– Jobs
– Weather
– Coupons

Corporate Overview – January 2015

Fred Thiel
Chairman of the Board & Chief Executive Officer
• Director since January 2013, chairman since May 2014
• 25+ years leading technology, data communications,
Internet, Big Data, digital media and software companies
• Formerly CEO at GameSpy Industries and Lantronix
(LTRX) and executive at Triton Pacific Capital Partners,
TechStarter Ventures and Graham Partners
John M. Payne
Director
• Director since June 2014
• 30+ years of experience leading public and private companies specializing in early stage software and technology companies as well as significant IP licensing strategies
• CEO of SimpleAir, Inc., an inventor-owned technology licensing company with mobile interests and intellectual property assets
• Stamps.com (NASDAQ: STMP), Day Software (SWX: DAYN), CEO of
10+ digital technology and enterprise security companies
• Serving as MD Outset Ventures and as an advisory board member for
Digital Offering LLC.
John E. Rehfeld
Director
• Director since August 2005 and lead independent director from
December 2005 to October 2011
• 30+ years of strategic leadership experience
• Adjunct professor of marketing and strategy for the Executive MBA
Program at Pepperdine University, since 1998 and the University of San
Diego, since 2010
• Serving currently as director of Lantronix, Inc. and was previously director of ADC Telecommunication, Inc. and Primal Solutions, Inc.
David M. Hughes
Director
• Director since June 2014
• 15+ years of executive leadership experience with specialties in global digital marketing, SEO and SEM
• CEO of The Search Agency, a global digital marketing company
• United Online, Inc., Boston Consulting Group, Mercer
Management Consulting
• Serving on boards of Spark Networks (NYSE: LOV), YPOLA &
The Huron University College Foundation USA
Norman K. Farra, Jr.
Lead Director
• Director since August 2005
• 20+ years of strategic leadership experience and
investment banking
• Aegis Capital, Corp., R.F. Lafferty & Co. Inc., Cresta
Capital Strategies, LLC, GunnAllen Financial Inc.
Corporate Overview – January 2015

*Estimate
Company Symbol Price
Market Cap
(in millions)
2014E Sales
(in millions)
Market Cap/Sales
Blucora, Inc. BCOR
$   13.15 $      539.1 $      575.0 0.9
The Rubicon Project, Inc. RUBI
$   16.49 $      591.3 $      123.0 4.8
Angie's List, Inc.
ANGI
$     5.58 $      326.5 $      314.0 1.0
Marchex, Inc.
MCHX
$     4.31 $      177.9 $      177.0 1.0
Autobytel Inc. ABTL
$    11.20 $      101.1 $      106.0 1.0
Yelp, Inc. YELP
$    54.02 $   3,920.0 $      376.0 10.4
Travelzoo Inc. TZOO
$    11.20 $      165.0 $      145.0 1.1
XOXO Group Inc. XOXO
$    17.90 $      453.7 $      141.0 3.2
Demand Media
DMD
$     4.91 $        94.0 $      165.0 0.6
Rocket Fuel Inc.
FUEL
$    14.95 $      617.3 $      417.0 1.5
Average
2.6
Local Corporation
LOCM $    0.74 $         17.3 $         83.1
0.2
Corporate Overview – January 2015

Corporate Overview – January 2015
This document includes the non-GAAP financial measure of  “Adjusted EBITDA”
which we define as net income (loss) excluding: provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock based compensation charges; gain or loss on derivatives’ revaluation, net income (loss) from discontinued operations; gain on sale of Rovion; impairment charges; LEC receivables reserve; finance related charges; accrued lease liability/asset; and severance charges.
Adjusted EBITDA, as defined above, is not a measurement under GAAP. Adjusted
EBITDA is reconciled to net income (loss) which we believe is the most comparable
GAAP measure. A reconciliation of net income (loss) to Adjusted EBITDA is set forth within this presentation.
Management believes that Adjusted EBITDA provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, LEC receivables reserve, warrant revaluation charges; finance related charges; accrued lease liability;  and severance charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses
Adjusted EBITDA in evaluating the overall performance of the company’s business operations.
A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted EBITDA in conjunction with net income (loss) and net income (loss) per share measures. The company believes that Adjusted EBITDA provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP; it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income (loss) or earnings (loss) per share.

Description FY-09 FY-10 FY-11 FY-12 FY-13 FY-14P* FY-15E**
Adjusted EBITDA $3,041 $13,775 $3,247 $777 $4,533 $2,300 $3,500
Less interest and other income (expense), net (27) (275) (413) (425) (2,321) (2,200) (1,100)
Less provision for income taxes (158) (102) (178) (111) (139) (100) (100)
Less amortization of intangibles (2,524) (5,734) (4,864) (3,611) (912) (700) (150)
Less depreciation (734) (1,418) (3,182) (3,658) (3,896) (3,900) (4,500)
Less stock-based compensation (2,364) (2,911) (3,442) (2,533) (1,619) (800) (600)
Less LEC receivable reserve - - - (1,407) (1,721) - -
Plus net income (loss) from discontinued operations - - (6,899) (14,250) (3,740) 700 -
Plus gain on sale of Rovion - - - 1,458 - - -
Plus revaluation of warrants (2,981) 887 2,633 202 1,100 900 Unknown
Less Geo-Tag settlement - - - - (550) - -
Less non-recurring charges (520) - (1,461) (684) (1,108) (1,800) -
GAAP Net income (loss) $(6,267) $4,222 $(14,559) $(24,242) $(10,373) $(5,600) unknown
**Midpoint of current guidance
As of January 12, 2015: *Midpoint of prelim. actuals
Corporate Overview – January 2015
Note:  Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss).
We, therefore, cannot provide GAAP guidance, but we do report GAAP results. An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 20

% of Total Revenue by Business Unit
37%
63%
39%
61%
51%
49%
Quarterly Revenues by Business Unit
$7.6
$12.9
$8.3
$13.2
$11.6
$11.1
$ in Millions Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Q3-14 Q4-14E
Network
$      7.6 $      8.3 $    11.6 $    14.5 $    16.1 $    14.8 $      9.9 $      6.4 $      7.5
O&O
$    12.9 $    13.2 $    11.1 $      8.9 $    10.7 $    11.4 $    12.6 $    11.7 $      8.8
Consolidated  Revenue
$    20.6 $    21.5 $    22.7 $    23.5 $    26.8 $    26.2 $    22.5 $    18.1 $    16.3
$14.5
$8.9
62%
38%
60%
40%
$16.1
$10.7
$20.6
$21.5
$22.7
$23.5
$26.8
$14.8
$11.4
$26.2
56%
44%
$22.5
$9.9
$12.6
44%
56%
$18.1
$6.4
$11.7
36%
64%
$16.3
$7.5
$8.8
46%
54%
Corporate Overview – January 2015